                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                    LINCOLN EDUCATIONAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
      (2)    Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
      (4)    Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
      (5)    Total fee paid:

             -------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

             -------------------------------------------------------------------
      (2)    Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
      (3)    Filing Party:

             -------------------------------------------------------------------
      (4)    Date Filed:

                       [LINCOLN EDUCATIONAL SERVICES LOGO]

                                                  200 EXECUTIVE DRIVE, SUITE 340
                                                      WEST ORANGE, NJ 07052
                                                        TEL: 973-736-9340
                                                        FAX: 973-736-1750


                                 April 21, 2006

Dear Shareholder:

        You are invited to attend the 2006 Annual Meeting of Shareholders of Lincoln Educational Services Corporation to be held on Tuesday, May 23, 2006, at the Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey 07052, at 10:00 a.m. local time.

        At this year's meeting you will be asked to elect nine directors, ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2006 and to approve the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan. The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

        Your board of directors unanimously believes that the election of its nominees for directors, the ratification of its selection of independent registered public accounting firm and the approval of the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan are in the best interests of the company and its shareholders, and, accordingly, recommends a vote FOR the election of the nominees for directors, FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm and FOR the approval of the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan.

        In addition to the formal business to be transacted, management will report on the progress of our business and respond to comments and questions of general interest to shareholders.

        We sincerely hope that you will be able to attend and participate in the meeting. Whether or not you plan to come to the meeting, however, it is important that your shares be represented and voted. You may vote your shares by completing the accompanying proxy card or giving your proxy authorization via the Internet. Please read the instructions on the accompanying proxy card for details on giving your proxy authorization via the Internet.

        BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD OR BY GIVING YOUR PROXY AUTHORIZATION VIA THE INTERNET, YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOUR PLANS CHANGE AND YOU ARE UNABLE TO ATTEND.

                                        Sincerely,


                                        /s/ David F. Carney
                                        -------------------
                                        David F. Carney
                                        CHAIRMAN AND CEO

                    LINCOLN EDUCATIONAL SERVICES CORPORATION
                         200 EXECUTIVE DRIVE, SUITE 340
                          WEST ORANGE, NEW JERSEY 07052

                             ----------------------

                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON TUESDAY, MAY 23, 2006

                             ----------------------


To the Shareholders of Lincoln Educational Services Corporation:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Lincoln Educational Services Corporation, a New Jersey corporation (the "Company"), will be held on Tuesday, May 23, 2006, at the Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey 07052, at 10:00 a.m. local time. At the annual meeting, shareholders will be asked:

        1. To elect nine directors to serve until the Company's next annual meeting of shareholders and until their successors are duly elected and qualified.

        2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006.

        3. To approve the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan.

        4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof and may properly be voted upon.

        The board of directors of the Company has fixed the close of business on April 4, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

        All shareholders are cordially invited to attend the annual meeting in person. Shareholders of record as of the close of business on April 4, 2006, the record date, will be admitted to the annual meeting upon presentation of identification. Shareholders who own shares of Common Stock beneficially through a bank, broker or other nominee will be admitted to the annual meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you own shares of the Company's Common Stock beneficially and want to vote in person at the annual meeting, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy and bring it to the annual meeting in order to vote.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD OR BY GIVING PROXY AUTHORIZATION VIA THE INTERNET) AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.


                                        By Order of the Board of Directors


                                        /s/ Alexandra M. Luster
                                        -----------------------
                                        Alexandra M. Luster
                                        SECRETARy

West Orange, New Jersey
April 21, 2006

                    LINCOLN EDUCATIONAL SERVICES CORPORATION
                         200 EXECUTIVE DRIVE, SUITE 340
                          WEST ORANGE, NEW JERSEY 07052

                             ----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                              TUESDAY, MAY 23, 2006

                             ----------------------


GENERAL

        This Proxy Statement is provided to the shareholders of Lincoln Educational Services Corporation, a New Jersey corporation (the "Company"), to solicit proxies, in the form enclosed, for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 23, 2006, at the Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey 07052, at 10:00 a.m. local time, and any and all adjournments or postponements thereof. The board of directors knows of no matters to come before the annual meeting other than those described in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about April 21, 2006.

SOLICITATION

        This solicitation is made by mail on behalf of the board of directors of the Company. The Company will pay for the costs of the solicitation. Further solicitation of proxies may be made, including by mail, telephone, fax, in person or other means, by the directors, officers or employees of the Company or its affiliates, none of whom will receive additional compensation for such solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of the Company's common stock, no par value per share (the "Common Stock").

VOTING PROCEDURES

        Only those holders of Common Stock of record as of the close of business on April 4, 2006, the record date, will be entitled to notice of and to vote at the annual meeting. A total of 25,198,971 shares of Common Stock were issued and outstanding as of the record date. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted.

        The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will be necessary to constitute a quorum to transact business at the annual meeting. Abstentions will be treated as present for purposes of determining the existence of a quorum. At the annual meeting, directors will be elected by a plurality of the votes cast and a majority of the votes cast will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm and the approval of the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan. Abstentions, however, will not be counted as votes "for" or "against" the ratification of the appointment of Deloitte & Touche LLP. It is expected that brokers will have discretionary power to vote on each of the proposals.

        Shares of Common Stock represented by properly executed proxies in the form enclosed that are timely received by the Secretary of the Company and not validly revoked will be voted as specified on the proxy. If no specification is made on a properly executed and returned proxy, the shares represented thereby will be voted FOR the election of each of the nine nominees for director named in this Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company and FOR the approval of the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies in their discretion. In order to be voted, each proxy must be filed with the Secretary of the Company prior to exercise.

REVOCABILITY OF PROXIES

        Shareholders may revoke a proxy at any time before the proxy is exercised. This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, or by voting in person at the annual meeting.

                   PROPOSAL NUMBER ONE--ELECTION OF DIRECTORS

        Shareholders will be asked at the annual meeting to elect nine directors. Our bylaws allow for a minimum of three directors and a maximum of 11 directors. Each elected director will hold office until the next annual meeting of shareholders and until the director's successor is duly elected and qualified. The board of directors knows of no reason why any of the nominees would be unable or unwilling to serve, if elected, but if any nominee should for any reason be unable or unwilling to serve, if so elected, the proxies received by the Company will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee.

        Shareholders may withhold authority to vote their proxies for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD AUTHORITY on the proxy card, or (ii) any one or more of the individual nominees, by following the instructions on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominees will cause any such nominee to receive fewer votes.

        The following nine persons have been selected by the board of directors as nominees for election to the board of directors: David F. Carney, Alexis P. Michas, James J. Burke, Jr., Steven W. Hart, Jerry G. Rubenstein, Paul E. Glaske, Peter S. Burgess, J. Barry Morrow and Celia Currin. All of the nominees are incumbent directors. Additional information about these nominees is provided in the table and biographical information that follow.

REQUIRED VOTE

        A plurality of the votes cast at the annual meeting is required for the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

          BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

        The following sets forth certain information concerning the directors, executive officers and senior management of the Company as of the record date for the annual meeting:


NAME                                     AGE     POSITION HELD
------------------------------------- ---------- -------------------------------------------------------------------
David F. Carney (1)                      66      Chief Executive Officer and Chairman of the Board of Directors
Lawrence E. Brown                        58      President, Chief Operating Officer
Scott M. Shaw                            43      Senior Vice President, Strategic Planning and Development
Cesar Ribeiro                            42      Vice President, Chief Financial Officer and Treasurer
Alexandra M. Luster                      41      Vice President, General Counsel and Secretary
Thomas F. McHugh                         58      Senior Vice President and Chief Compliance Officer
Alexis P. Michas (1) (3) (4)             48      Director
James J. Burke, Jr. (1) (3) (4)          54      Director
Steven W. Hart (3)                       49      Director
Jerry G. Rubenstein (2) (5)              75      Director
Paul E. Glaske (3) (4) (5)               72      Director
Peter S. Burgess (2) (5)                 63      Director
J. Barry Morrow (4) (5)                  53      Director
Celia Currin (2) (5)                     57      Director

--------------------------
(1)     Member of the Executive Committee.
(2)     Member of the Audit Committee.
(3)     Member of the Compensation Committee.
(4)     Member of the Nominating and Corporate Governance Committee.
(5)     Independent director.

        DAVID F. CARNEY joined us in 1999 as Chief Executive Officer and Chairman of the board of directors, prior to which he served as a consultant following the sale of his two school companies to Computer Learning Centers, Inc. Previously, Mr. Carney spent 20 years in various capacities with British Oxygen Group Limited, including CFO and Vice President of Development of the Education Services Division which operated 25 technical schools. From 1990 to 1992, Mr. Carney was President of the Massachusetts Association of Private Career Schools. Mr. Carney received a B.S. from Seton Hall University. Mr. Carney has over 29 years of experience in the career education industry.

        LAWRENCE E. BROWN joined us in 1973 and currently serves as our President and Chief Operating Officer. Prior to taking this position, Mr. Brown held various positions with us including Assistant Director, Executive Director, Regional Vice President, Vice President of Operations and Executive Vice President. Mr. Brown oversees the operations of each of our 35 campuses. He has also served as President of the Private Career Schools of New Jersey and State Captain of the Skills 2000 lobbying effort for the reauthorization of the Higher Education Act of 1992. Mr. Brown received a B.A. from Northern Illinois University. Mr. Brown has over 33 years of experience in the career education industry.

        SCOTT M. SHAW joined us in 2001 and currently serves as our Senior Vice President, Strategic Planning & Development, prior to which he was a partner at Stonington Partners, Inc., where he had been since 1994. As a partner at Stonington, Mr. Shaw was responsible for identifying, evaluating and acquiring companies and then assisting in the oversight of these companies through participation on the board of directors. In addition, Mr. Shaw worked closely with senior management to develop long-term strategic plans, to evaluate acquisition and new investment opportunities, to assist with refinancings, and to execute on the final sale of the company either to the public or to another company. Mr. Shaw also served as a consultant to Merrill Lynch Capital Partners Inc., a private investment firm associated with Merrill Lynch & Co., Inc. from 1994 through 2000. Mr. Shaw holds an M.B.A. from the Wharton School of Business and a B.A. from Duke University.

        CESAR RIBEIRO joined us in 2004 as Vice President, Chief Financial Officer and Treasurer. From September 2002 through June 2004, Mr. Ribeiro was self-employed providing both consulting services and private money management services. Prior to that, he was an audit partner with Arthur Andersen LLP, where he had been since 1987. Mr. Ribeiro holds a B.S. from Rutgers University.

        ALEXANDRA M. LUSTER joined us in 1995 and currently serves as our Vice President, General Counsel and Secretary, prior to which she practiced law in the private arena for four years. Mrs. Luster received a B.A. from Fordham University and her Juris Doctor from Seton Hall University School of Law.

        THOMAS F. MCHUGH joined us in 2000 and currently serves as our Senior Vice President and Chief Compliance Officer. Mr. McHugh is responsible for all regulatory compliance issues (States, Accreditation, US Department of Education -Title IV) with a focus on ensuring that the Company's policies and actions with regards to regulatory and financial aid are in compliance at all levels. Mr. McHugh has 30 years of experience in this industry serving in various financial, planning and oversight roles of increasing levels of responsibility. His most recent position prior to joining the company was as Director of Review and Analysis at Computer Learning Centers. Mr. McHugh is a graduate of Fordham University and holds a Master's Degree from Rutgers University.

        ALEXIS P. MICHAS has served on our board of directors since 1999. He has been the Managing Partner and a director of Stonington Partners, Inc. since 1994. Mr. Michas also served as a consultant to Merrill Lynch Capital Partners, Inc., a private investment firm associated with Merrill Lynch & Co., Inc., from 1994 through 2000. Mr. Michas received a B.A. from Harvard University and an M.B.A. from Harvard University Graduate School of Business Administration. Mr. Michas also is a director of BorgWarner Inc. and Perkin Elmer, Inc.

        JAMES J. BURKE, JR. has served on our board of directors since 1999. He has been a partner and director of Stonington Partners Inc. since 1994. Mr. Burke also served as a consultant to Merrill Lynch Capital Partners, Inc., a private investment firm associated with Merrill Lynch & Co., Inc., from 1994 through 2000. He received a B.A. from Brown University and an M.B.A from Harvard University Graduate School of Business Administration. Mr. Burke also serves on the board of directors of Ann Taylor Stores Corporation.

        STEVEN W. HART has served on our board of directors since 1999. Mr. Hart is the owner and President of Hart Capital LLC, a private investment fund that invests primarily in the education sector, which is the managing member of Five Mile River Capital Partners LLC. Mr. Hart has more than 20 years of experience as a principal investing in and managing companies in a wide range of industries, and has actively served in several not-for-profit capacities. From 1995 to 2003, he served as Chairman of the Investment Advisory Council which advises the State Treasurer regarding the management of the State of Connecticut Retirement Plans & Trust Funds. From 1996 to 2003, he served as Trustee and then Chairman of the Stanford University Business School Endowment Trust. Mr. Hart is on the Board of Trustees of the South Street Seaport Museum and of Emagination Foundation, Inc. Mr. Hart received a B.A. in Mathematics and Economics from Wesleyan University and an M.B.A. from Stanford University Graduate School of Business.

        JERRY G. RUBENSTEIN has served on our board of directors since 1999. Mr. Rubenstein has organized and managed several entrepreneurial ventures, including OMNI Management Associates, where he has served as President since 1979. Mr. Rubenstein currently serves on the boards of directors of The Philadelphia Chamber Music Society (as Chairman), Marlboro Music School, Inc., and Foreign Policy Research Institute. Mr. Rubenstein received his bachelor of business administration from the City College of New York.

        PAUL E. GLASKE has served on our board of directors since 2004. Mr. Glaske was Chairman and Chief Executive Officer from April 1992 until his retirement in 1999 of Blue Bird Corporation, a leading manufacturer of school buses, motorhomes and a variety of other vehicles. He currently serves on the board of directors of BorgWarner Inc., Camcraft, Inc. and Energy Transfer Partners. He is also on the Senior Council of the Texas Association of Business and is Treasurer of the Board of Trustees of LeTourneau University. Mr. Glaske earned his B.S. in Business Administration from Bob Jones University and his M.B.A. from Pepperdine University.

        PETER S. BURGESS, CPA was elected to our board of directors on July 8, 2004. In 1999, Mr. Burgess retired from Arthur Andersen LLP where he was an accounting and business advisory partner serving numerous manufacturing, insurance and financial services enterprises. Following his retirement, he has provided consulting services specializing in litigation support, mergers and acquisitions and audit committee responsibilities under securities exchange requirements and the Sarbanes-Oxley Act. Mr. Burgess is also a director and chair of the audit committees of PMA Capital Corporation and John Hancock Trust and Funds II and III. He also serves as a director of Duncaster Inc., a not-for-profit continuing care retirement community. Mr. Burgess earned a B.S. in Business Administration from Lehigh University.

        J. BARRY MORROW was elected to our board of directors on February 24, 2006. He served as the Chief Executive Officer of Collegiate Funding Services from 2002 until 2006 when the company was merged with JPMorgan Chase and currently serves as the President of Chase Education Finance. Mr. Morrow held the position of President and Chief Operating Officer of Collegiate Funding from 2000 to 2002. Prior to joining Collegiate Funding Services, Mr. Morrow served with the U.S. Department of Education as the General Manager of Financial Services for the Office of Student Financial Assistance and with SallieMae as the Vice President of Regional Operations. Mr. Morrow holds a B.A. from Virginia Tech and a M.A. in public administration from George Washington University.

        CELIA CURRIN was elected to our board of directors on February 24, 2006. Ms. Currin is the Founder and Principal of BenchStrength Marketing, a marketing consultancy group focused on the information and media industries. Prior to founding BenchStrength in 2003, Ms. Currin spent 25 years with Dow Jones & Company in a variety of roles including as Marketing Communications Director for The Wall Street Journal. Ms. Currin received her MBA from Harvard Business School and her BS from the University of Oregon.

INFORMATION ON BOARD OF DIRECTORS AND ITS COMMITTEES

        The board of directors met seven times in 2005 and took action on three occasions during 2005 by unanimous written consent. No current member of our board of directors who served during in 2005 attended less than 86% of the aggregate number of meetings held by the board of directors during 2005 and by all committees of which such director is a member.

        The Company encourages each member of the board of directors to attend the annual meeting of the Company's shareholders.

        The board of directors has an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee.

AUDIT COMMITTEE

        The Audit Committee consists of Directors Burgess (Chairman), Rubenstein and Currin. It held four meetings in 2005. The board of directors has adopted a written charter for the Audit Committee. The charter of the Audit Committee is attached to this Proxy Statement as Appendix B and is also available on our website at WWW.LINCOLNEDUCATIONALSERVICES.COM. The Audit Committee is directly responsible for our accounting and financial reporting processes; the quality and integrity of our financial statements; the quality and integrity of our system of internal controls; our compliance with laws and regulations; our independent auditor's qualifications and independence; and the audit of our financial statements by a qualified independent auditor.

        To fulfill these responsibilities, the audit committee will be aware of the current areas of greatest financial risk to us and understand management's assessment and management of the risks; consider the effectiveness of our disclosure controls and procedures to promote timely, accurate, compliant and meaningful disclosure in our periodic reports filed with the Securities and Exchange Commission ("SEC"); periodically review with the independent auditors their assessment as to the adequacy of our structure of internal controls over financial accounting and reporting, and their qualitative judgments as to the accounting principles employed and related disclosures by us and the conclusions expressed in our financial reports; review with management and the independent auditors our accounting policies and practices to ensure they meet the requirements with respect to the FASB, the SEC and the American Institute of Certified Public Accountants; select, evaluate and, if necessary, replace our independent auditors; actively engage in dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity or independence of the independent auditors; engage advisors, as the committee determines is necessary, to carry out its duties; meet with the independent auditors, the internal auditors and senior management to review the scope and methodology of the proposed audit; discuss with management policies and practices regarding earnings press releases, as well as financial information and earnings guidelines provided to analysts and rating agencies; set clear hiring policies with respect to any current or former employees of our independent auditors; and establish procedures for the receipt, retention and treatment of complaints we receive regarding our internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of their concerns regarding our internal accounting controls and auditing matters.

        The board of directors has determined that each of Messrs. Burgess and Rubenstein is an "audit committee financial expert" within the meaning of the regulations of the SEC.

AUDIT COMMITTEE REPORT

        THIS AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC NOR SHALL THIS INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A FILING.

        The Audit Committee is comprised of three directors and acts under a written charter adopted and approved by the board of directors. Each member of the Audit Committee has been determined by our board of directors to be an independent director in conformity with the listing standards of the Nasdaq National Market and the regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the board of directors which is filed as Appendix B to this Proxy Statement, and is also available for review on the Company's website at WWW.LINCOLNEDUCATIONALSERVICES.COM.

        Management has the primary responsibility for the Company's financial statements and reporting process. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company's financial reporting process on behalf of the board of directors. The limitations inherent in the oversight role of a committee of the board of directors, however, do not provide the Audit Committee with a basis independent of management and the Company's independent registered public accounting firm to determine that accounting and financial reporting principles and policies have been appropriately applied by management or that the Company's internal control procedures designed to assure compliance with accounting standards and applicable laws and regulations have been appropriately implemented.

        The Audit Committee has reviewed the Company's audited financial statements and has discussed them with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and has received from the independent registered public accounting firm the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has further considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditors' independence.

        The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee met with the internal and independent registered public accounting firm four times in 2005, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company's financial statements and the effectiveness of the Company's system of disclosure controls and procedures.

        In reliance on the reviews and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2005.


                                        AUDIT COMMITTEE
                                        Peter S. Burgess, Chairman
                                        Jerry G. Rubenstein
                                        Celia Currin (1)


(1) Ms. Currin was not a member of the Audit Committee during 2005. John Petillo was a member of the Audit Committee during 2005, but resigned from the board of directors prior to the preparation of this report.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

        The Nominating & Corporate Governance Committee consists of Directors Michas (Chairman), Burke, Glaske and Morrow. The composition of the Nominating and Corporate Governance Committee does not, and is not required to, satisfy the independence requirements of The Nasdaq National Market because we are a controlled company. The Committee held one meeting in 2005. The charter for the Nominating & Corporate Governance Committee is published on our website at WWW.LINCOLNEDUCATIONALSERVICES.COM. The Nominating & Corporate Governance Committee is responsible for, among other things, making recommendations to the board of directors with respect to corporate governance policies and reviewing and recommending changes to the Company's corporate governance guidelines that have been adopted by the board of directors. The Committee also recommends to the board of directors candidates for nomination for election as directors of the Company and appointments of directors as members of the committees of the board of directors.

        The Nominating & Corporate Governance Committee considers candidates for directors suggested by shareholders for elections to be held at an annual meeting of shareholders. Shareholders can suggest qualified candidates for directors by complying with the advance notification and other requirements of the Company's Bylaws regarding director nominations. Director nomination materials submitted in accordance with the Bylaw procedures will be forwarded to the Chairman of the Nominating & Corporate Governance Committee for review and consideration. Director nominees suggested by shareholders will be evaluated in the same manner, and subject to the same criteria, as other nominees evaluated by the Committee. The Committee also considers candidates for director suggested by its members, other directors and management and may from time to time retain a third-party executive search firm to identify director candidates for the Committee.

        Generally, once the Nominating & Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate based on information provided to the Committee with the recommendation of the candidate, as well as the Committee's own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The initial determination is based primarily on the need for additional directors to fill vacancies or expand the size of the board of directors and the likelihood that the candidate can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other directors, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the candidate's background and experience and to report its findings to the Committee. The Committee then evaluates the candidate against the standards and qualifications set out in guidelines for director candidates adopted by the board of directors, including the nominee's management, leadership and business experience, skill and diversity, such as financial literacy and knowledge of directorial duties, and integrity and professionalism.

        The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the board of directors, the balance of management and independent directors, the need for particular expertise (such as Audit Committee expertise) and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and, if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full board of directors as to the persons who should be nominated by the board of directors and the board of directors determines the nominees after considering the recommendation of the Committee.

COMPENSATION COMMITTEE

        The Compensation Committee consists of Directors Burke (Chairman), Glaske, Hart and Michas. The composition of the compensation committee does not, and is not required to, satisfy the independence requirements of The Nasdaq National Market because we are a controlled company. It held five meetings in 2005. The Compensation Committee has the authority to develop and maintain a compensation policy and strategy that creates a direct relationship between pay levels and corporate performance and returns to stockholders; recommend compensation and benefit plans to our board for approval; review and approve annual corporate and personal goals and objectives to serve as the basis for the chief executive officer's compensation, evaluate the chief executive officer's performance in light of the goals and, based on such evaluation, determine the chief executive officer's compensation; determine the annual total compensation for our named executive officers; with respect to our equity-based compensation plans, approve the grants of stock options and other equity-based incentives as permitted under our compensation plans; review and recommend compensation for non-employee directors to our board; and review and recommend employment agreements, severance arrangements and change of control plans that provide for benefits upon a change in control, or other provisions for our executive officers and directors, to our board. The charter for the Compensation Committee is published on our website at WWW.LINCOLNEDUCATIONALSERVICES.COM.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        THIS COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC NOR SHALL THIS INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A FILING.

        THE COMPENSATION COMMITTEE IS RESPONSIBLE FOR REVIEWING AND APPROVING THE COMPANY'S COMPENSATION POLICIES AND THE COMPENSATION PAID TO EXECUTIVE OFFICERS. THE FOLLOWING IS THE REPORT OF THE COMPENSATION COMMITTEE TO THE BOARD OF DIRECTORS DESCRIBING COMPENSATION POLICIES AND RATIONALES APPLICABLE TO THE COMPANY'S EXECUTIVE OFFICERS WITH RESPECT TO COMPENSATION PAID TO SUCH OFFICERS FOR 2005.

        COMPENSATION PHILOSOPHY. The Company's compensation program is designed to offer executive officers competitive compensation based on the Company's performance, its unique niche, strategy, business model and execution and on the individual's contribution, performance and leadership. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of shareholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals, and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. The Compensation Committee has reviewed all components of the compensation of the Chief Executive Officer and the other named executive officers, including salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock options and restricted stock gains, the dollar value to the executive and cost to the company of all perquisites, and the actual projected payout obligations under several potential severance and change-in-control scenarios.

        The three main components in the Company's executive compensation program are:

        o       Base Salary

        o       Incentive Bonus

        o       Stock Incentives

        BASE SALARY. The salaries of Messrs. Carney, Brown, Shaw and Ribeiro are established by their respective employment agreements with the Company and are modified as determined by the Compensation Committee.

        INCENTIVE BONUS. Annual incentive bonuses for executive officers, if any, are intended to reflect the Compensation Committee's belief that a portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer. The amount of such bonus will be based upon the Company's achievement of revenue, EBIT margin and net income targets as well as each officer's achievement of key non-financial performance objectives, in each case established each year by our board of directors or the Compensation Committee.

        STOCK INCENTIVES. The Company, from time to time, grants restricted stock, stock options and other incentives (the "stock incentives"), as appropriate, as long-term incentives to motivate, reward and retain executive officers. The Compensation Committee, which has responsibility for making grants of stock incentives under the Company's 2005 Long Term Incentive Plan (the "Incentive Plan"), believes that stock incentives provide an incentive that focuses the executive's attention on the Company from the perspective of an owner with an equity stake in the business. For example, stock options have been granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, which provides value to the recipient only when the price of the Company's stock increases above the exercise price (that is, only to the extent that shareholders as a whole have benefited). Generally, stock options granted to executive officers vest ratably over a three-year period based on the option holder's continuous service with the Company.

        EMPLOYMENT CONTRACTS. The Company offers employment contracts to key executives only when it is in the best interest of the Company and its shareholders to attract, motivate and retain such key executives and to ensure continuity and stability of management.

        Mr. Carney and other executive officers in good standing may receive a discretionary annual bonus as determined by the Compensation Committee. In determining the amounts of such bonuses, the Compensation Committee considers the individual performance of each executive and the performance of the Company.

        Messrs. Carney, Brown, Shaw and Ribeiro are eligible for cash bonuses as well as stock options and restricted stock awards; the stock options and restricted stock awards are granted under the Company's 2005 Long-Term Incentive Plan.

        SECTION 162(M) POLICY. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to
Section 162(m) apply with respect to performance-based compensation. Awards granted under the Incentive Plan are intended to constitute qualified performance-based compensation. The Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible because of Section 162(m).

                                        COMPENSATION COMMITTEE
                                        James J. Burke, Jr. (Chairman)
                                        Paul E. Glaske
                                        Alexis P. Michas
                                        Steven W. Hart

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Burke, Glaske, Michas and Hart served on the Compensation Committee during the 2005 fiscal year.

        The Company had a consulting agreement with Hart Capital LLC ("Hart Capital"), which terminated by its terms in June 2004, to advise us in identifying acquisition and merger targets and assist us with the due diligence reviews of and negotiations with these targets. Hart Capital is the managing member of Five Mile River Capital Partners LLC, which is our second largest stockholder. Steven W. Hart, the President of Hart Capital, is a member of our board of directors. We paid Hart Capital a monthly retainer, reimbursement of expenses and an advisory fee for its work on successful acquisitions or mergers. In accordance with the agreement and in connection with the consummation of the acquisition of New England Technical Institute, we paid Hart Capital approximately $370,000 in 2005.

        In 2003, we entered into a management service agreement with Stonington Partners, Inc. ("Stonington"). Stonington, through its controlled subsidiary Back to School Acquisition, L.L.C., is our largest shareholder and Alexis P. Michas, a Managing Partner of Stonington, and James J. Burke, Jr., a Partner, are members of our board of directors. In accordance with this agreement, we paid Stonington a management fee of $750,000 in 2005 for management consulting and financial and business advisory services. Such services included valuing acquisitions and structuring their financing and assisting with new loan agreements. This agreement terminated upon completion of our initial public offering in June 2005.

        Mr. Glaske does not have any relationship or transaction required to be disclosed pursuant to Item 402(j) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

        During the 2005 fiscal year, none of our executive officers served on the Compensation Committee or board of directors of any other company of which any of the members of our Compensation Committee or any of our directors was an executive officer. While serving as one of our officers, Mr. Carney does not and will not serve as a member of our Compensation Committee.

COMPENSATION OF DIRECTORS

        The Company currently pays each of its non-employee directors annual compensation of $25,000 for services to the Company. In addition, each non-employee director receives $1,000 per board meeting attended in person or by telephone. The chairman of each committee of the board receives an additional $500 per board meeting attended.

        Non-employee directors on committees of the board will each receive an additional payment of $1,000 for each committee meeting attended on a day other than the day of a board meeting for which that director has been compensated. The audit committee chairman will receive an additional $10,000 annual retainer.

        Non-employee directors are also eligible to receive awards of restricted stock under the 2005 Non-Employee Directors Restricted Stock Plan (the Restricted Stock Plan) as compensation for their services as directors. On July 29, 2005, the board of directors approved a restricted stock grant of 3,069 shares of Common Stock to Directors Michas, Burke, Hart, Rubenstein, Glaske, Burgess and Petillo under the Restricted Stock Plan. The per share fair market value of the Common Stock on July 29, 2005 was $19.55. These restricted stock awards will vest ratably on the first, second and third year anniversary of the grant date. Mr. Petillo's restricted shares were immediately forfeited on January 6, 2006, the date the board of directors accepted his resignation. On March 1, 2006, the board of directors approved a restricted stock grant of 3,625 shares of Common Stock to Directors Morrow and Currin under the Restricted Stock Plan. The per share fair market value of the Common Stock on March 1, 2006 was $16.55. These restricted stock awards will vest ratably on the first, second and third year anniversary of the grant date.

        In addition, as of the date of each Annual Meeting, each non-employee director shall automatically receive an award of restricted stock equal to $30,000, provided that such non-employee director continues to serve as a director of the Company immediately after such Annual Meeting.

        Mr. Carney does not receive any fees or stock awards for his service as a director.

EXECUTIVE COMPENSATION

        The following table summarizes the compensation paid or accrued by the Company during the fiscal years ended December 31, 2005, 2004 and 2003 to its Chief Executive Officer and the three other most highly compensated executive officers of the Company (the "Named Executive Officers") for services rendered to the Company in all capacities during the last three fiscal years.

                                                     SUMMARY COMPENSATION TABLE


                                                                                         LONG-TERM
                                                      ANNUAL COMPENSATION           COMPENSATION AWARDS
                                                 -----------------------------  ---------------------------
                                                                                RESTRICTED      SECURITIES       ALL OTHER
                                                                                  STOCK         UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR        SALARY $          BONUS $      AWARDS        OPTIONS (#)         (1)
----------------------------------    -------    -------------    ------------  ----------     ------------    --------------
DAVID F. CARNEY                        2005          375,000         114,019         -                -             4,200
CHAIRMAN OF THE BOARD AND              2004          360,000         460,000         -                -             3,900
CHIEF EXECUTIVE OFFICER                2003          300,000         450,000         -                -             3,600


LAWRENCE E. BROWN                      2005          330,000          50,168         -                -             4,200
PRESIDENT AND                          2004          300,000         213,792         -                -             3,900
CHIEF OPERATING OFFICER                2003          270,000         202,500         -                -             3,600


SCOTT E. SHAW                          2005          280,000          42,567         -                -             4,200
SENIOR VICE PRESIDENT STRATEGIC        2004          270,000         192,595         -                -             3,900
PLANNING & DEVELOPMENT                 2003          240,000         180,000         -                -             2,160


CESAR RIBEIRO (2)                      2005          250,000          38,006         -                -             2,231
VICE PRESIDENT, CHIEF FINANCIAL        2004          115,276          85,774         -                -                 -
OFFICER AND TREASURER                  2003                -               -         -                -                 -

--------------------------
(1) All Other Compensation consists of contributions made by the Company to employee accounts under the Company's 401(k) plan.
(2)     Mr. Ribeiro joined the Company as our Chief Financial Officer on June 7,
        2004.


                                                  OPTION GRANTS IN LAST FISCAL YEAR

                       THE FOLLOWING TABLE CONTAINS INFORMATION REGARDING OPTION GRANTS BY THE COMPANY TO OUR
                               NAMED EXECUTIVE OFFICERS DURING THE FISCAL YEAR ENDED DECEMBER 31, 2005


                                                    PERCENT OF                                        POTENTIAL REALIZABLE VALUE
                                    NUMBER OF      TOTAL OPTIONS                                        AT ASSUMED ANNUAL RATES
                                   SECURITIES       GRANTED TO                                           OF STOCK APPRECIATION
                                   UNDERLYING       EMPLOYEES         EXERCISE                            FOR OPTION TERM (3)
                                    OPTIONS         IN FISCAL          PRICE         EXPIRATION    ---------------------------------
NAME                               GRANTED (1)         YEAR         ($/SHARE) (2)        DATE               5%               10%
-------------------------------- --------------- ---------------- ----------------- -------------- ------------------- -------------
David F. Carney                           -               -                 -            -                     -                -
Lawrence E. Brown                         -               -                 -            -                     -                -
Scott M. Shaw                             -               -                 -            -                     -                -
Cesar Ribeiro                        15,000           7.90%            $14.19         12/9/2015         $133,860         $339,228

--------------------------
(1) Options were awarded under the Company's 2005 Long-Term Incentive Plan and vest ratably on the first, second and third year anniversary of the grant date.
(2) All options were granted at an exercise price equal to the fair market value of the underlying stock on the date of grant.
(3) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionholder's continued employment through the option period and the date on which the options are exercised. If our common stock does not increase in value after the grant date of the options, the options are valueless.

                                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                  AND FISCAL YEAR-END OPTION VALUES


                                                                          NUMBER OF
                                                                    SECURITIES UNDERLYING                VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AS OF              IN-THE-MONEY OPTIONS
                                  SHARES                              DECEMBER 31, 2005                AT DECEMBER 31, 2005 (2)
                                 ACQUIRED          VALUE      ----------------------------------  ----------------------------------
 NAME                           ON EXERCISE     REALIZED (1)    EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
---------------------------- ----------------- -------------- ---------------  -----------------  ---------------  -----------------
David F. Carney                      0               0              339,901            122,549       $3,488,073         $1,018,869

Lawrence E. Brown                    0               0              211,367             84,533        2,089,975            612,769

Scott M. Shaw                        0               0              204,848             80,652        2,042,663            598,517

Cesar Ribeiro                        0               0                8,000             47,000                0              1,050

--------------------------
(1) The value realized is calculated by multiplying the number of securities underlying such options by the difference between the closing sale price of the Common Stock on the Nasdaq National Market on the date of exercise and the option exercise price.
(2) The value of unexercised in-the-money options is calculated by multiplying the number of securities underlying such options by the difference between the closing price of the Common Stock on the Nasdaq National Market at December 31, 2005 and the option exercise price.

EMPLOYMENT AGREEMENTS

        The Company has employment agreements with each of Messrs. Carney, Brown, Shaw and Ribeiro.

        The agreement with Mr. Carney provides that he will serve as our Chairman and Chief Executive Officer. The initial period of his employment term will terminate on January 1, 2007. We have agreed that we will compensate Mr. Carney with a minimum annual base salary of $375,000. Mr. Carney will also be eligible to earn an annual bonus for each calendar year during the term of his employment, pursuant to the terms of our key management team incentive compensation plan in effect for such calendar year. The amount of such bonus will be based upon our achievement of revenue and net income targets and Mr. Carney's achievement of key non-financial performance objectives, in each case established each year by our board of directors or our compensation committee. Mr. Carney will also be included, to the extent eligible, in all of our employee benefit plans, programs and arrangements (including, without limitation, any plans, programs or arrangements providing for retirement benefits, profit sharing, disability benefits, health and life insurance or vacation and paid holidays) that are established for, or made available to, our senior executives. We currently provide Mr. Carney with an automobile for business and personal use and pay for associated costs, including automobile insurance, parking and fuel, in accordance with our practices as consistently applied to other key employees. In addition, we will furnish Mr. Carney with coverage by our customary director and officer indemnification arrangements, subject to applicable law.

        INVOLUNTARY TERMINATION. In the event that during Mr. Carney's employment term, there is an "Involuntary Termination" (as defined hereinafter) of Mr. Carney's employment, we will pay him: (1) two times the amount of his base salary, as is then in effect; (2) two times the average of his annual bonus; (3) all outstanding reasonable travel and other business expenses incurred as of the date of his termination; and (4) the employer portion of the premiums necessary to continue his health care coverage for the earlier of (A) one year and (B) the date on which he is covered under another group health plan. Mr. Carney will also be entitled to (1) the continued use of an automobile and payment of associated costs by us for the greater of (A) one year and (B) the remainder of his employment term and (2) receive any other accrued compensation and benefits otherwise payable to him as of the date of his termination. All the aforementioned payments would be paid by us in a lump-sum amount no later than 30 days after the date of his termination. This lump sum payment may be deferred for six months, if necessary, to comply with the American Jobs Creation Act of 2004. For purposes of Mr. Carney's employment agreement, "Involuntary Termination" means the termination of his employment (1) by us (or any successor thereto) without "Cause" (as defined in his employment agreement) or (2) by Mr. Carney for "Good Reason" (as defined in his employment agreement).

        TERMINATION FOR CAUSE, DEATH OR DISABILITY; RESIGNATION OTHER THAN FOR GOOD REASON. In the event that during Mr. Carney's employment term, Mr. Carney's employment is terminated by us for Cause, or Mr. Carney resigns from his employment other than for Good Reason, we will pay him (or his estate, if applicable) his accrued but unpaid base salary earned through the date of termination, unreimbursed expenses, plus any other accrued but unpaid employee benefits earned through the date of his termination, including, without limitation, any annual bonus due but not yet paid for a completed calendar year.

        CHANGE IN CONTROL. Upon a Change in Control (as defined in his employment agreement), we (or our successor) will continue the employment of Mr. Carney, and Mr. Carney will continue performing services for us for a period of two years commencing on the date of the Change in Control and ending on the second anniversary thereof. Upon a Change in Control, all outstanding stock options granted by us or any of our affiliates to Mr. Carney will become fully vested and immediately exercisable on the date of the Change in Control.

        During a 30-day period commencing on the first anniversary of the date of the Change in Control, Mr. Carney will have the right to resign from his employment with us (or our successor) for any reason and receive an amount equal to (i) one times the amount of his base salary, as is then in effect, and (ii) one times the average of his annual bonus paid to him for the two years immediately prior to the year in which such resignation occurs. If, however, such resignation constitutes an Involuntary Termination (as defined above), he will receive payments in accordance with an Involuntary Termination. All of the aforementioned payments would be paid by us in a lump-sum amount no later than 30 days after the date of his termination.

        REDUCTION IN PAYMENTS. The employment agreement contains an Internal Revenue Code, as amended (referred to as the "Code") Section 280G "cusp" provision. In the event that any payment or distribution by us to or for the benefit of Mr. Carney pursuant to the terms of the employment agreement or otherwise would be considered a "parachute payment" and the amount of the parachute payment, after deduction of all relevant taxes, including excise taxes imposed by Code Section 4999, is less than the amount Mr. Carney would receive if he was paid three times his average "base amount" less $1.00, then the aggregate amounts constituting the parachute payment will be reduced (or returned by Mr. Carney if already paid to him) to an amount that will equal three times his average "base amount" less $1.00.

        NONCOMPETITION. Mr. Carney is subject to a noncompetition restrictive covenant during the term of his employment and for one year thereafter, although the covenant will not apply if his employment is terminated due to an Involuntary Termination or he resigns during the 30-day period commencing on the first anniversary of a Change in Control.

        NONSOLICITATION. Mr. Carney is subject to a nonsolicitation restrictive covenant of clients, employees and key consultants during the term of this employment and for one year thereafter.

        CONFIDENTIALITY. Mr. Carney is subject to a confidentiality restrictive covenant of unlimited duration.

        The terms of the Company's employment agreements for Messrs. Brown, Shaw and Ribeiro are identical to those set forth in Mr. Carney's employment agreement described above, except that (a) Mr. Brown will serve as President and Chief Operating Officer and will receive a minimum annual base salary of $330,000; (b) Mr. Shaw will serve as Senior Vice President, Strategic Planning and Business Development, and will receive a minimum annual base salary of $280,000; (c) Mr. Ribeiro will serve as Vice President, Chief Financial Officer and Treasurer, and will receive a minimum annual base salary of $250,000; and
(d) in the event of an Involuntary Termination of either of Messrs. Brown's, Shaw's or Ribeiro's employment term, Mr. Brown shall only be entitled to receive a payment of one and one half times his base salary and annual bonus and Messrs. Shaw and Ribeiro shall only be entitled to receive a payment of one times their base salary and annual bonus.

                             STOCK PERFORMANCE GRAPH

        This graph compares the Company's total cumulative shareholder return on its common stock during the period from June 23, 2005 (the date on which our common stock first traded on The Nasdaq National Market) through December 31, 2005 with the cumulative return on the Russell 2000 Index and a Peer Issuer Group Index. The peer issuer group consists of the companies identified below, which were selected on the basis of the similar nature of their business. The graph assumes that $100 was invested on June 23, 2005, and any dividends were reinvested on the date on which they were paid.



                               [PERFORMANCE GRAPH]



                        LINC     PEER GROUP   S&P 500  RUSSELL 2000
                        ----     ----------   -------  ------------
           23-Jun-05    $ 100      $ 100       $ 100      $ 100
           30-Jun-05    $ 100      $ 105       $  99      $ 100
            8-Jul-05    $ 100      $ 102       $  99      $ 101
           15-Jul-05    $ 102      $ 103       $ 101      $ 103
           22-Jul-05    $ 100      $ 101       $ 101      $ 104
           29-Jul-05    $  99      $ 105       $ 102      $ 106
            5-Aug-05    $  71      $ 102       $ 102      $ 104
           12-Aug-05    $  73      $ 101       $ 102      $ 104
           19-Aug-05    $  74      $ 104       $ 100      $ 101
           26-Aug-05    $  76      $ 103       $ 100      $ 102
            2-Sep-05    $  76      $ 105       $ 101      $ 104
           12-Sep-05    $  75      $ 104       $ 102      $ 105
           19-Sep-05    $  71      $ 103       $ 102      $ 104
           26-Sep-05    $  68      $  95       $ 100      $ 102
            3-Oct-05    $  59      $  97       $ 101      $ 104
           10-Oct-05    $  62      $  95       $  99      $ 100
           17-Oct-05    $  63      $  92       $  98      $  98
           24-Oct-05    $  62      $  93       $  97      $  98
           31-Oct-05    $  65      $  96       $  99      $  99
            7-Nov-05    $  73      $ 100       $ 101      $ 102
           14-Nov-05    $  71      $ 103       $ 102      $ 104
           21-Nov-05    $  69      $ 103       $ 103      $ 104
           29-Nov-05    $  68      $ 104       $ 104      $ 104
            6-Dec-05    $  70      $ 105       $ 104      $ 107
           13-Dec-05    $  70      $ 100       $ 104      $ 107
           20-Dec-05    $  72      $  97       $ 104      $ 104
           28-Dec-05    $  72      $  95       $ 104      $ 105


        Companies in the Peer Group include Apollo Group, Inc., Corinthian Colleges, Inc., Career Education Corp., DeVry, Inc., Education Management Corporation, ITT Educational Services, Inc. Strayer Education, Inc. and Universal Technical Institute, Inc.

        THE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC NOR SHALL THE INFORMATION IN THE GRAPH BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A FILING.


                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

        The following tables provide information regarding the beneficial ownership of Common Stock as of the record date for the annual meeting by (1) each of the Company's directors, (2) each of the Named Executive Officers, (3) all directors and executive officers as a group, and (4) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company's directors, executive officers and principal shareholders. Except as otherwise indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                            CERTAIN BENEFICIAL OWNERS

        As of April 4, 2006, the only persons or groups that are known to the Company to be the beneficial owners of more than five percent of the outstanding common stock are:


                                                 NUMBER OF SHARES OF COMMON STOCK                 PERCENT OF COMMON STOCK
         NAME OF BENEFICIAL OWNER                       BENEFICIALLY OWNED                           BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------------
Back to School Acquisition L.L.C. (1)                       20,463,169                                     77.1%
Hart Capital LLC (2)                                         2,187,100                                      8.2%
Blum Capital Partners, L.P. (3)                              1,354,064                                      5.1%

--------------------------
(1) As reported in a statement on Schedule 13G filed with the SEC on February 14, 2006 by Stonington Capital Appreciation 1994 Fund, L.P., Stonington Partners, L.P., Stonington Partners, Inc., Stonington Partners, Inc. II (collectively, "Stonington") and Back to School Acquisition, L.L.C. ("BSA"). Stonington controls and has a 100% economic interest in BSA. BSA (i) owns 18,165,500 shares; (ii) has the power to direct the voting and, in certain circumstances the disposition, of 2,187,100 shares through a voting agreement with Five Mile River Capital Partners LLC (of which Hart Capital LLC is the managing member), (iii) has the power to direct the voting and, in certain circumstances the disposition, of 71,171 shares (which includes 11,500 shares issuable pursuant to currently exercisable options) through a stockholders agreement with Steven W. Hart and the Steven W. Hart 2003 Grantor Retained Annuity Trust, and (iv) upon the exercise of currently exercisable options held by the Steven W. Hart 2005 Grantor Retained Annuity Trust to purchase 39,398 shares of our common stock, will have the power to direct the voting and, in certain circumstances the disposition, of such shares through a stockholders agreement with the Steven W. Hart 2005 Grantor Retained Annuity Trust. Alexis P. Michas is the Managing Partner of Stonington and James J. Burke, Jr. is a Partner of Stonington. Both are members of our board of directors. Both Back to School Acquisition, L.L.C. and Stonington have their business address at 540 Madison Avenue, 25th Floor, New York, New York 10022. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.
(2) As reported in a statement on Schedule 13G filed with the SEC on February 13, 2006 by Steven W. Hart, Five Mile River Capital Partners LLC ("FMRCP") and Hart Capital LLC ("Hart Capital"). These shares are owned by FMRCP, of which Hart Capital is the managing member. Hart Capital disclaims beneficial ownership of all shares of common stock held by FMRCP. FMRCP is party to a Stockholders' Agreement with Back to School Acquisition, L.L.C. ("BSA") and the Company (the "FMRCP Stockholders' Agreement"). Pursuant to the FMRCP Stockholders' Agreement, BSA has the power to direct the voting and, under certain circumstances, through the exercise of drag-along rights, the disposition, of all shares of common stock held by FMRCP. These shares are also reported by Steven W. Hart and Hart Capital LLC under shared voting power and shared dispositive power. Steven W. Hart, a member of our board of directors, is the owner and President of Hart Capital. Both FMRCP and Hart Capital have their business address at 131 Rowayton Avenue, Rowayton, Connecticut 06853. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.
(3) As reported in a statement on Schedule 13D filed with the SEC on January 9, 2006 by Blum Capital Partners, L.P. ("Blum L.P."), Richard C. Blum & Associates, Inc. ("RCBA Inc."), Blum Strategic GP III, L.L.C. ("Blum GP III"), Blum Strategic GP III, L.P. ("Blum GP III LP") and Saddlepoint Partners GP, L.L.C. ("Saddlepoint GP") (collectively, "Blum"). Blum L.P. is an investment advisor registered with the SEC. The sole general partner of Blum L.P. is Richard C. Blum and Associates, Inc. Voting and investment power concerning these shares are held solely by Blum L.P., Blum GP III and Saddlepoint GP. The principal business office address of Blum L.P. and RCBA Inc. is 909 Montgomery Street, Suite 400, San Francisco, California 94133. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13D.

        The following table sets forth information as to the beneficial ownership of shares of common stock of each director, including each nominee for director, and each Named Officer and all directors and executive officers of the Company, as a group. Except as otherwise indicated in the footnotes to the table, each individual has sole investment and voting power with respect to the shares of common stock set forth.


                                                     NUMBER OF SHARES OF COMMON STOCK              PERCENT OF COMMON STOCK
    NAME AND ADDRESS OF BENEFICIAL OWNER (1)                BENEFICIALLY OWNED                        BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------------
David F. Carney (2) (3)                                          545,740                                    2.1%
Lawrence E. Brown (2) (4)                                        331,194                                    1.2%
Scott M. Shaw (2) (5)                                            323,460                                    1.2%
Cesar Ribeiro (2) (6)                                              8,000                                     *
Alexandra M. Luster (2) (7)                                       21,000                                     *
Thomas F. McHugh  (2) (8)                                         19,500                                     *
Alexis P. Michas (9)                                          20,466,238                                   77.1%
James J. Burke, Jr. (10)                                      20,466,238                                   77.1%
Steven W. Hart (11)                                            2,297,669                                    8.7%
Jerry G. Rubenstein (12)                                          46,709                                     *
Paul E. Glaske (13)                                                5,569                                     *
Peter S. Burgess (14)                                              5,069                                     *
J. Barry Morrow  (15)                                              3,625                                     *
Celia Currin (16)                                                  3,625                                     *
                                                  ----------------------------------------------------------------------------------
All executive officers and directors as a group               21,782,798                                   82.0%

--------------------------
*       Less than 0.5%.
(1) "Beneficial ownership" is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act, and includes more than the typical forms of stock ownership, that is, stock held in the person's name. The term also includes what is referred to as "indirect ownership," meaning ownership of shares as to which a person has or shares investment or voting power. For purpose of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date that such person or group has the right to acquire within 60 days after such date.
(2) Unless otherwise noted, the business address for each of the executive officers is 200 Executive Drive, Suite 340, West Orange, New Jersey 07052.
(3) Includes 115,288 shares of common stock currently held of record and options to purchase 430,452 shares of common stock.
(4) Includes 65,626 shares of common stock currently held of record and options to purchase 265,568 shares of common stock.
(5) Includes 65,626 shares of common stock currently held of record and options to purchase 257,834 shares of common stock.
(6)     Includes options to purchase 8,000 shares of common stock.
(7)     Includes options to purchase 21,000 shares of common stock.
(8) Includes 5,000 shares of common stock currently held of record and options to purchase 14,500 shares of common stock.
(9) Alexis P. Michas serves on our board of directors and is the Managing Partner of Stonington, our largest shareholder, which owns, through its controlled subsidiary Back to School Acquisition, L.L.C., 77.1% of our common stock. Mr. Michas disclaims beneficial ownership of all but 3,069 shares of our common stock. Mr. Michas' business address is 540 Madison Avenue, 25th Floor, New York, New York 10022.
(10) James J. Burke, Jr. serves on our board of directors and is a Partner of Stonington, our largest shareholder, which owns, through its controlled subsidiary Back to School Acquisition, L.L.C., 77.1% of our common stock. Mr. Burke disclaims beneficial ownership of all but 3,069 shares of our common stock. Mr. Burke's business address is 540 Madison Avenue, 25th Floor, New York, New York 10022.
(11) Mr. Hart serves on our board of directors and is the owner and President of Hart Capital LLC, the Managing Member of Five Mile River Capital Partners LLC ("FMRCP"). FMRCP is our second largest shareholder and owns 8.2% of our common stock as described in footnote (2) of the "Certain Beneficial Owners" table on page 13 of this Proxy Statement. The amount listed in the table includes shares of common stock held by FMRCP of which Mr. Hart may be deemed to be the beneficial owner by virtue of his ownership of membership interests in, and/or position as President of, Hart Capital LLC. Mr. Hart disclaims beneficial ownership of these shares of common stock. Mr. Hart directly owns 4,069 shares of our common stock and options to purchase 11,500 shares of our common stock. Mr. Hart is a party to a Stockholders' Agreement, with Back to School Acquisition, L.L.C. ("BSA"), the Steven W. Hart 2003 Grantor Retained Annuity Trust (the "2003 Trust") and the Company (the "Non-FMRCP Stockholders' Agreement"). Pursuant to the Non-FMRCP Stockholders' Agreement, BSA has the power to direct the voting and, under certain circumstances, through the exercise of drag-along rights, the disposition, of all shares of common stock held by Mr. Hart and the 2003 Trust. Mr. Hart beneficially owns 55,602 shares of common stock held in the 2003 Trust and options to purchase 39,398 shares of common stock held in the Steven W. Hart 2005 Grantor Retained Annuity Trust (the "2005 Trust"), as to both of which trusts Mr. Hart serves as co-trustee. Upon exercise of any of the 39,398 options to purchase shares of common stock held by the 2005 Trust, the 2005 Trust will be required to enter into a Stockholders' Agreement with the Company and BSA pursuant to which BSA will have the power to direct the voting and, under certain circumstances, through the exercise of drag-along rights, the disposition, of all shares of common stock held by the 2005 Trust. The number presented above does not include 3,000 shares of common stock held either directly, or indirectly as sole trustee for the benefit of Mr. Hart's children, by Mr. Hart's wife, as to which he disclaims beneficial ownership. Mr. Hart's business address is 131 Rowayton Avenue, Rowayton, Connecticut 06853.
(12) Jerry Rubenstein serves on our board of directors and is the beneficial owner of 46,709 shares of our common stock. The amount listed in the table includes options to purchase 33,070 shares of common stock. Mr. Rubenstein's business address is Omni Management Associates, Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004.
(13) Paul Glaske serves on our board of directors. Mr. Glaske's business address is 18136 South Shore Drive, Flint, Texas 75762.
(14) Peter Burgess serves on our board of directors. Mr. Burgess' business address is 88 Sherwood Drive, Glastonbury, Connecticut 06033.
(15) J. Barry Morrow serves on our board of directors. Mr. Morrow's business address is 10304 Spotsylvania Avenue, Fredericksburg, Virginia 22408.
(16) Celia Currin serves on our board of directors. Ms. Currin's business address is 33 East End Avenue, New York, New York 10028.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and beneficial owners of 10% or more of the Company's Common Stock to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission, the Nasdaq National Market and the Company. Based solely on the Company's review of copies of such forms received by it, the Company believes that all Securities and Exchange Commission filing requirements applicable to the Company's directors and executive officers and beneficial owners of 5% or more of the Company's Common Stock for 2005 were timely met.


               PROPOSAL NUMBER TWO--RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte & Touche LLP, which has served as the Company's independent registered public accounting firm since 1999, to be the Company's independent registered public accounting firm for the year ending December 31, 2006. Deloitte & Touche LLP has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of Deloitte & Touche LLP are expected to attend the annual meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions.

        Before appointing Deloitte & Touche LLP, the Audit Committee carefully considered Deloitte & Touche LLP's qualifications, including the firm's performance as independent registered public accounting firm for the Company in prior years and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether Deloitte & Touche LLP's provision of non-audit services to the Company is compatible with that firm's independence from the Company.

        Shareholders will be asked at the annual meeting to ratify the appointment of Deloitte & Touche LLP. If the shareholders ratify the appointment, the Audit Committee may still, in its discretion, appoint a different independent registered public accounting firm at any time during the year 2006 if it concludes that such a change would be in the best interests of the Company. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of Deloitte & Touche LLP.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        As more fully described below, all services to be provided by Deloitte & Touche LLP are pre-approved by the Audit Committee, including audit services, tax services and certain other services.

        The SEC requires disclosure of fees billed by the Company's independent registered public accounting firm for certain services. The following table sets forth the aggregate fees paid to Deloitte & Touche LLP during the years ended December 31, 2005 and 2004:

        FEE CATEGORY                        2005            2004
        -------------------------------------------------------------
        Audit Fees                     $      462,139   $     349,585
        Tax Fees                               78,796          35,770
        All Other Fees                        256,539       1,247,107
                                       -------------------------------
        Total Fees                     $      797,474   $  1,632,462
                                       ===============================

        AUDIT FEES consisted principally of audit services of our consolidated financial statements, review of our quarterly financial statements, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings.

        TAX FEES consisted principally of professional services rendered by Deloitte & Touche LLP in connection with the Company's tax compliance activities, including technical and tax advice related to the preparation of tax returns.

        ALL OTHER FEES consisted primarily of professional services rendered in connection of the Company's initial public offering filing and the Company's 401(k) and pension plan audits.

AUDIT COMMITTEE PRE-APPROVAL POLICY

        The Audit Committee approves, prior to engagement, all audit and non-audit services provided by Deloitte & Touche LLP and all fees to be paid for such services. All services are considered and approved on an individual basis. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors' independence.

REQUIRED VOTE

        A majority of the votes cast at the annual meeting will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2006.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER TWO.

                    PROPOSAL NUMBER THREE -- APPROVAL OF THE
                    LINCOLN EDUCATIONAL SERVICES CORPORATION
                        2006 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

        The Compensation Committee of our board of directors approved, subject to shareholder approval, the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan (the "Purchase Plan"). Our board of directors have also approved the Purchase Plan and directed that the Purchase Plan be submitted for approval by our shareholders at our 2006 annual meeting of shareholders. The full text of the Purchase Plan is set forth in Appendix A to this Proxy Statement and the following summary description is qualified in its entirety by reference to the full text of the Purchase Plan.

PURPOSE

        The purpose of the Purchase Plan is to provide the employees of our company and our subsidiaries with an opportunity to acquire an equity interest in our company through the purchase of our common stock and, thus, to develop a stronger incentive to work for our continued success. The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code, and is interpreted and administered in a manner consistent with such intent.

ADMINISTRATION

        The Purchase Plan is administered by the Compensation Committee of our board of directors (the "Committee"). The Committee is authorized to make any uniform rules that may be necessary to carry out the provisions of the Purchase Plan. Subject to the terms of the Purchase Plan, the Committee shall determine the term of each purchase period and the manner for determining the purchase price of shares to be sold during the purchase period. The Committee is also authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and all such determinations are conclusive and binding on all parties.

ELIGIBILITY AND NUMBER OF SHARES

        If the Purchase Plan is approved by our shareholders, there will be a total of 1,000,000 shares of our common stock available for purchase under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of common stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions.

        Any of our employees and any parent or subsidiary corporation of our company approved for participation by our board of directors is eligible to participate in the Purchase Plan. The Committee may exclude from any Purchase Period (as defined below) any employee who has been employed for less than six months and any employee whose customary employment is less than 35 hours per week. "Purchase Period" means a quarterly period commencing February 1, May 1, August 1, November 1, or such other period of time as may be designated by the Committee.

        Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form with us before the first day of the Purchase Period. The election form will be effective as of the first day of the next succeeding Purchase Period following receipt by us of the enrollment form and will continue to be effective until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate in the Purchase Plan.

        No employee may participate in the Purchase Plan if the employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of our stock.

        As of April 1, 2006, we had approximately 2,000 employees who would be eligible to participate in the Purchase Plan.

PARTICIPATION

        An eligible employee who elects to participate in the Purchase Plan authorizes us to make payroll deductions of a specified amount of the employee's compensation. The minimum and maximum amount that may be withheld for any week during a pay period is 1% and 25%, respectively, of the employee's gross cash compensation. A participant may increase or decrease the amount of his or her payroll deductions, or discontinue deductions entirely, at any time during an offering period. A participant may also elect to withdraw from the Purchase Plan during any Purchase Period, in which event the entire balance of his or her payroll deductions during the Purchase Period will be paid to the participant in cash within 15 days after our receipt of notice of the withdrawal. A participant who stops payroll deductions during a Purchase Period may not thereafter resume payroll deductions during the same Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

        We hold amounts withheld under the Purchase Plan as part of our general assets until the end of the Purchase Period and then applied to the purchase of common stock. No interest is credited to a participant for amounts withheld.

PURCHASE OF STOCK

        Amounts deducted for a participant in the Purchase Plan are used to purchase our common stock as of the last day of the Purchase Period at a price established from time to time by the Committee, which shall be no less than 95% of the Fair Market Value of a share of common stock on the last day of the Purchase Period. All amounts so deducted are used to purchase the number of shares of common stock (excluding fractional shares) that can be purchased with such amount, unless the participant has properly notified us that he or she elects to withdraw in cash all of such withheld amounts or to purchase a lesser number of shares. Any amount a participant has elected to receive in cash or that represents a fractional share will be refunded to the participant, without interest, in cash within 15 days after the end of the Purchase Period.

        If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of the available shares of common stock. Any amount not used to purchase shares of common stock will be refunded to the participant in cash.

        Certificates for the number of shares of common stock purchased by a participant are issued and delivered to him or her only upon request.

        No more than $25,000 in Fair Market Value of shares of common stock may be purchased by any participant under the Purchase Plan and all other employee stock purchase plans we sponsor in any calendar year.

DEATH, DISABILITY, RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

        If the employment of a participant is terminated for any reason, including death, disability or retirement, the amounts previously withheld will be refunded in cash to the participant within 15 days.

RIGHTS NOT TRANSFERABLE

        The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

AMENDMENT OR MODIFICATION

        Our board of directors may at any time terminate or amend the Purchase Plan in any respect that will not adversely affect the rights of participants pursuant to shares of common stock previously acquired under the Purchase Plan, provided that approval by our shareholders is required to: (a) increase the number of shares of common stock to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions), (b) decrease the minimum purchase price, (c) withdraw the administration of the Purchase Plan from the Committee, (d) except as otherwise provided in the Purchase Plan, change the designation of corporations whose employees will be eligible to participate in the Purchase Plan, or (e) make any other amendment if shareholder approval of the amendment is required in order to comply with the rules of the Nasdaq National Market or other listing standards.

FEDERAL TAX CONSIDERATIONS

        Payroll deductions under the Purchase Plan are made after taxes. Participants do not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of common stock acquired under the Purchase Plan or the death of the participant. Participants who hold their shares of common stock for more than eighteen months or die while holding their shares of common stock will recognize ordinary income in the year of disposition or death equal to the lesser of: (a) the excess of the fair market value of the shares of common stock on the date of disposition or death over the purchase price paid by the participant; or (b) 10% of the fair market value of the shares of common stock on the first day of the Purchase Period as of which the shares were purchased. If the eighteen month holding period has been satisfied when the participant sells the shares of common stock or if the participant dies while holding the shares of common stock, we will not be entitled to any deduction in connection with the disposition of such shares by the participant.

        Participants who dispose of their shares of common stock within eighteen months after the shares of common stock were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of common stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, we generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

        Participants will have a basis in their shares of common stock equal to the purchase price of their shares of common stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of common stock, as explained above. Any additional gain or loss realized on the disposition of shares of common stock acquired under the Purchase Plan will be capital gain or loss.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER THREE.


                   ANNUAL REPORT AND FINANCIAL STATEMENTS AND
           COMMITTEE AND CORPORATE GOVERNANCE MATERIALS OF THE COMPANY

        COPIES OF THE COMPANY'S ANNUAL REPORT FILED WITH THE SEC ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE, WILL BE MAILED TO INTERESTED SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT TO THE COMPANY OF THE COST OF PREPARING AND DISTRIBUTING THOSE MATERIALS. THE CURRENT CHARTERS OF THE BOARD'S AUDIT, COMPENSATION, NOMINATING & CORPORATE GOVERNANCE COMMITTEES, ALONG WITH THE COMPANY'S CORPORATE GOVERNANCE GUIDELINES AND INTEGRITY ASSURANCE PROGRAM, ARE AVAILABLE TO INTERESTED SHAREHOLDERS UPON REQUEST AND ARE POSTED ON OUR WEBSITE AT WWW.LINCOLNEDUCATIONALSERVICES.COM. WRITTEN REQUESTS SHOULD BE SENT TO LINCOLN EDUCATIONAL SERVICES CORPORATION, 200 EXECUTIVE DRIVE, SUITE 340, WEST ORANGE, NEW JERSEY 07052, ATTENTION: INVESTOR RELATIONS.

               CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

        The board of director's corporate governance guidelines, which include guidelines for determining director independence, director responsibilities, director access to management and independent advisors, and director and executive officer stock ownership guidelines, are posted on our website at WWW.LINCOLNEDUCATIONALSERVICES.COM. The board of directors has determined that the following five directors satisfy the Nasdaq National Market's independence requirements: Messrs. Rubenstein, Glaske, Burgess, Morrow and Ms. Currin.

        The Company has adopted an Integrity Assurance Program - A Code of Business Ethics and Conduct that applies to all directors, officers and employees and that is intended, among other things, to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission and Nasdaq National Market rules requiring a code of ethics for a company's directors, officers and employees. A copy of the Integrity Assurance Program - A Code of Business Ethics and Conduct is posted on our website at WWW.LINCOLNEDUCATIONALSERVICES.COM. The Audit Committee must approve any requests for amendments to or waivers from the Integrity Assurance Program with respect to directors and executive officers and the Company intends to report such amendments or waivers that are required to be reported pursuant to the rules of the Securities and Exchange Commission and the Nasdaq National Market on Form 8-K.

           SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2007 ANNUAL MEETING

        Shareholder proposals that are intended to be presented at the Company's 2007 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company, in writing, no later than December 22, 2006 in order to be considered for inclusion in the Company's proxy materials for that annual meeting. Shareholder proposals and shareholder nominations for election to the board of directors must also comply with the current advance notice and other requirements set forth in the Company's current Bylaws to be eligible to be presented at an annual meeting. These requirements include, in part, the requirement that any such proposal or nomination must, with certain exceptions if the date of the annual meeting is advanced or delayed more than 30 days from that of the first anniversary of this year's annual meeting, be submitted to the Secretary of the Company at least 120 and not more than 150 days prior to the first anniversary of the date of mailing of the notice for this year's annual meeting (or between November 22, 2006 and December 22, 2006 based on this year's notice mailing date of April 21, 2006).

                          COMMUNICATING WITH THE BOARD

        You may contact any non-employee Director, or the entire Board, at any time. Your communication should be sent to the Lincoln Educational Services Corporation Board of Directors - Non-Employee Directors, c/o Corporate Secretary, Lincoln Educational Services Corporation, 200 Executive Drive, Suite 340, West Orange, New Jersey 07052.

        Communications are distributed to the Board, or any Board member as appropriate, depending on the facts and circumstances outlined in the communication. Certain items that are unrelated to the duties and responsibilities of the Board will be excluded, such as spam and other junk mail, resumes and other job inquiries, surveys and business solicitations or advertisements.

        Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. We will make available to any non-employee Director any communication that is filtered in accordance with the process described above, at that Director's request.

                                OTHER INFORMATION

        Proxy authorizations submitted via the Internet must be received by 5:00 p.m. (Eastern Daylight Time) on May 22, 2006. To give your proxy authorization via the Internet, please read the instructions on the enclosed proxy card. Costs associated with electronic access, such as from access providers, will be borne by the shareholder.

                                        By Order of the Board of Directors


                                        /s/ Alexandra M. Luster
                                        -----------------------
                                        Alexandra M. Luster
                                        SECRETARY

West Orange, New Jersey
April 21, 2006

                        ANNUAL MEETING OF SHAREHOLDERS OF
                    LINCOLN EDUCATIONAL SERVICES CORPORATION

                                  MAY 23, 2006

                Please date, sign and mail your proxy card in the
                     envelope provided as soon as possible.

               v FOLD AND DETACH HERE AND READ THE REVERSE SIDE v

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                      PLEASE MARK YOUR VOTES LIKE THIS |X|

1.      Election of Directors:

[ ] 01. David F. Carney       [ ] 06. Paul E. Glaske
[ ] 02. Alexis P. Michas      [ ] 07. Peter S. Burgess
[ ] 03. James J. Burke, Jr.   [ ] 08. J. Barry Morrow
[ ] 04. Steven W. Hart        [ ] 09. Celia Currin
[ ] 05. Jerry G. Rubenstein

  FOR ALL NOMINEES     WITHHOLD AUTHORITY       FOR ALL EXCEPT
                                              (See instructions
                                                    below)
        [ ]                   [ ]                    [ ]

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE) [X]

To change the address on your account, please check the box at right and indicate your new address in the address space to the left. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

2. Ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

        FOR     AGAINST     ABSTAIN
        [ ]       [ ]         [ ]

3. Approval of the Lincoln Educational Services Corporation 2006 Employee Stock Purchase Plan.

        FOR     AGAINST     ABSTAIN
        [ ]       [ ]         [ ]

4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof and as to which the undersigned hereby confers discretionary authority to the proxies.



                CHECK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Signature _______________________ Signature _______________________ Date: ______


NOTE: Please sign exactly as your name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    LINCOLN EDUCATIONAL SERVICES CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Lincoln Educational Services Corporation, a New Jersey corporation (the "Company"), hereby appoints David F. Carney and Lawrence
E. Brown, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 23, 2006, at 10:00 a.m., local time, at the Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey 07052, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF THIS PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES AND THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------

                                   APPENDIX A
                    LINCOLN EDUCATIONAL SERVICES CORPORATION
                        2006 EMPLOYEE STOCK PURCHASE PLAN

        1. PURPOSE. The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.      DEFINITIONS.

                (a) "ADMINISTRATOR" means the Board or any committee thereof designated by the Board in accordance with Section 14.

                (b) "BOARD" shall mean the Board of Directors of the Company.

                (c) "CHANGE IN CONTROL" means the occurrence of any of the following events:

                        (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

                        (2) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

                        (3) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                        (4) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

                (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

                (e) "COMMON STOCK" shall mean the Common Stock of the Company.

                (f) "COMPANY" shall mean Lincoln Educational Services Corporation, a New Jersey corporation, or any successors thereto.

                (g) "COMPENSATION" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                (h) "EFFECTIVE DATE" shall mean the date on which the Plan is approved by the shareholders of the Company.

                (i) "EMPLOYEE" shall mean any individual who is a common law employee of the Company for tax purposes whose customary employment with the Company or the Designate Subsidiary, as applicable, is at least thirty-five (35) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or the Designated Subsidiary, as applicable. Where the period of leave exceeds 90 days and the individual's right to redeployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. The employment status of an individual shall be determined in accordance with United States Treasury Regulation Section 1.421-1(h) or any successor regulation thereto.

                (j) "ENROLLMENT DATE" shall mean the first Trading Day of each Offering Period.

                (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

                (l) "EXERCISE DATE" shall mean the last day of each Offering Period.

                (m) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

                (1) The closing sales price of the Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market for the last market trading day on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                (n) "OFFERING PERIOD" shall mean a period of approximately three (3) months during which an option granted pursuant to the Plan may be exercised, as follows:

                        (1) the first Offering Period commencing on the first Trading Day on or after February 1st of each year and terminating on the first Trading Day on or following April 30th,

                        (2) the second Offering Period commencing on the first Trading Day on or after May 1st of each year and terminating on the first Trading Day on or following July 31st;

                        (3) the third Offering Period commencing on the first Trading Day on or after August 1st of each year and terminating on the first Trading Day on or following October 31st; and

                        (4) the fourth Offering Period commencing on the first Trading Day on or after November 1st of each year and terminating on the first Trading Day on or following January 31st of the following year.

The duration and commencement date of Offering Periods may be changed pursuant to Section 4 of this Plan.

                (o) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (p) "PLAN" shall mean this 2006 Employee Stock Purchase Plan, as amended from time to time.

                (q) "PURCHASE PRICE" shall mean an amount equal to 95% of the Fair Market Value of a share of Common Stock on the Exercise Date provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

                (r) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                (s) "TRADING DAY" shall mean a day on which the U.S. national stock exchanges and the Nasdaq System are open for trading.

        3.      ELIGIBILITY.

                (a) FIRST OFFERING PERIOD. Any individual who is an Employee immediately prior to the first Offering Period under the Plan automatically will be enrolled in the first Offering Period.

                (b) SUBSEQUENT OFFERING PERIODS. Any Employee who shall be employed by the Company on an Enrollment Date of a given Offering Period shall be eligible to participate in that Offering Period, subject to the requirements of Section 5 hereof.

                (c) LIMITATIONS. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of the capital stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter. However, in no event may the duration of an Offering Period exceed five years.

        5.      PARTICIPATION.

                (a) FIRST OFFERING PERIOD. An Employee who has become a participant in the first Offering Period under the Plan pursuant to Section 3(a) will be entitled to continue his or her participation in such Offering Period only if he or she submits to the Company a properly completed subscription agreement authorizing payroll deductions in the form and manner specified by the Administrator for such purpose (i) no earlier than the effective date of the filing of the Company's Registration Statement with respect to the shares of Common Stock issuable under the Plan (the "Effective Date") and (ii) no later than five (5) business days following the Effective Date or such other period of time as the Administrator may determine (the "Enrollment Window"). A participant's failure to submit the subscription agreement during the Enrollment Window will result in the automatic termination of his or her participation in the first Offering Period under the Plan.

                (b) SUBSEQUENT OFFERING PERIODS. An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date or by following an electronic or other enrollment procedure prescribed by the Administrator.

        6.      PAYROLL DEDUCTIONS.

                (a) At the time a participant enrolls in the Plan pursuant to Section 5 hereof, he or she shall elect to have payroll deductions made on each payroll date during the Offering Period in an amount not exceeding twenty-five percent (25%) of the Compensation that he or she receives on each payroll date during the Offering Period. A participant shall not be permitted to make any additional payments into his or her account.

                (b) Payroll deductions authorized for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless the payroll deductions are sooner terminated by the participant as provided in Section 10 hereof; provided, however, that for the first Offering Period under the Plan, payroll deductions will commence on the first payday on or following the end of the Enrollment Window.

                (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant shall not be permitted to make any additional payments into such account.

                (d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company on or before a date prescribed by the Administrator prior to an applicable Exercise Date a new subscription agreement authorizing a change in the payroll deduction rate in the form specified by the Administrator for such purpose or by following an electronic or other procedure prescribed by the Administrator. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions shall continue at the originally elected rate through the Offering Period and future Offering Periods (unless the payroll deductions are terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature or change the number or both limit the nature and change the number of payroll deduction rate changes that a participant may make during any Offering Period. Any change in the payroll deduction rate shall be effective as soon as practicable following the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) and Section 3(c) hereof, payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                (f) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each participant in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such participant's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Administrator may, with respect to future Offering Periods, increase or decrease, the maximum number of shares of Common Stock that a participant may purchase during each Offering Period. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

        8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

        10.     WITHDRAWAL.

                (a) Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by following the procedures prescribed by the Administrator. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

                (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. A participant who receives payment in lieu of notice of termination of employment shall not be treated as continuing to be an Employee.

        12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

        13.     STOCK.

                (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 1,000,000. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                (b) No participant shall have any voting, dividend, or other shareholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in Section 9 hereof.

                (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or, if so requested in written notice to the Company by the participant, in the name of the participant and his or her spouse.

        14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States). The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate to one or more individuals all or any part of its authority and powers under the Plan. Every finding, decision and determination made by the Administrator (or its designee) shall, to the full extent permitted by law, be final and binding upon all parties.

        15.     DESIGNATION OF BENEFICIARY.

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will have only the rights of an unsecured creditor with respect to such shares.

        18. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

                (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares authorized for issuance under the Plan and the annual increases specified in Section 13, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

                (c) CHANGE OF CONTROL. In the event of a Change in Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.     AMENDMENT OR TERMINATION.

                (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option therefore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

                (c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                        (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                        (2) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                        (3)     allocating shares.

                        Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

        21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.     CONDITIONS UPON ISSUANCE OF SHARES.

                (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                   APPENDIX B
                    LINCOLN EDUCATIONAL SERVICES CORPORATION
                             AUDIT COMMITTEE CHARTER


I.      STATEMENT OF PURPOSE

The Committee's purpose is to provide assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control over financial reporting and regulatory compliance functions of the Company and its subsidiaries, including without limitation, assisting the Board of Directors in its oversight of (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the Company's independent auditors' qualifications and independence; and (iv) the performance of the Company's independent auditors and the Company's internal audit function. The Committee shall also prepare the report of the Committee required to be included in the Company's annual proxy statement.

II.     ORGANIZATION

        A. CHARTER. At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board of Directors for approval.

        B. MEMBERS. The Committee shall be comprised of three or more directors to be appointed by the Board of Directors. Each member of the Committee shall meet the independence, experience and expertise requirements of the Nasdaq Stock Market, Inc. and applicable law. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, in accordance with the listing requirements of the Nasdaq Stock Market, Inc. In addition, at least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be an "audit committee financial expert", as such term is defined in item 401(h)(2) of Regulations S-K, or (ii) if no member of the Committee is an audit committee financial expert, the Committee shall so inform the Board of Directors and disclose in an appropriate filing.

        The Board of Directors shall also designate a Committee Chairperson who may not serve on any other committee of the Board of Directors of the Company unless the Board of Directors approves such service on another committee. No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Company's annual proxy statement. Committee members and the Committee Chairperson serve at the pleasure of the Board of Directors.

        C. MEETINGS. The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee shall meet in executive session separately on a periodic basis with (i) management, (ii) the director of the Company's internal auditing department or other person responsible for the internal audit function and (iii) the Company's independent auditors.

        D. QUORUM; ACTION BY COMMITTEE. A quorum at any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called or held (or where only two members are present, by unanimous vote). The Board of Directors may designate one or more directors as alternate members of the Committee, who may replace any absent or disqualified member at any meeting of the Committee. In the absence or disqualification of a member of the Committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member, provided that such other member satisfies all applicable criteria for membership on the Committee. Any decision or determination of the Committee reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

        E. AGENDA, MINUTES AND REPORTS. The Chairperson of the Committee shall be responsible for establishing the agendas for the meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, shall be communicated to the members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee's discharge of its responsibilities. The minutes shall be circulated in the draft form to all Committee members to ensure an accurate final record and shall be approved at a subsequent meeting of the Committee. The Chairperson of the Committee shall make regular reports to the Board of Directors.

        F. PERFORMANCE SELF-EVALUATION. The Committee shall evaluate its performance on an annual basis and establish criteria for such self-evaluation and shall report to the entire Board of Directors the results of the self-evaluation.

III.    RESPONSIBILITIES

        The following shall be the principal responsibilities of the Committee:

        A. ENGAGEMENT OF INDEPENDENT AUDITORS. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or related work. The independent auditor shall report directly to the Committee. The Committee shall also have the authority to engage and pre-approve the independent auditors to perform non-audit services. The Committee shall oversee, evaluate and, where appropriate, replace the independent auditors, and approve the fees paid to the independent auditors, including in connection with any non-audit services, as further described under Section III.E below.

        B. DETERMINATION AS TO INDEPENDENCE AND PERFORMANCE OR INDEPENDENT AUDITORS. The Committee shall receive, not less frequently than annually, periodic reports from the independent auditors regarding the auditors' independence, consistent with standards, rules and regulations adopted by the Public Company Accounting Oversight Board and which reports shall include such details as are required by applicable law or listing standards. The Committee is responsible for ensuring its receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and the Committee's responsibility for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor. The Committee shall discuss such reports with the auditors, and if so determined by the Committee, take appropriate action to satisfy itself of the independence of the auditors. To the extent not included in the above reports, the Committee shall also receive written periodic reports from the independent auditors (not less frequently than annually) confirming that the (i) lead audit partner and reviewing audit partner responsible for the audit of the Company's financial statements have not performed audit services for the Company for more than the previous five consecutive fiscal years of the Company, and (ii) chief executive officer, chief financial officer, controller, chief accounting officer or other person serving in an equivalent position of the Company, was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Company's audit. The Committee shall consider whether it is appropriate to adopt a policy of rotating independent auditors on a periodic basis. Any selection of the auditors by the Committee may be subject to shareholders' approval.

        The Committee shall review the performance of the Company's independent auditors annually. In doing so, the Committee shall consult with management and the head of internal audit and shall also obtain and review a report by the independent auditors describing their internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditors and the response of the independent auditors, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

        C. DETERMINATION AS TO PERFORMANCE OF INTERNAL AUDITORS. The Committee shall annually review the experience and qualifications of the senior members of the internal audit group and review and approve any appointment, reassignment or dismissal of such members. The Committee shall also consider, at least annually, in consultation with the independent accountants, the director of internal audit and the Chief Financial Officer, the audit scope and plan of the internal audit group.

        D. AUDITS BY INTERNAL AND INDEPENDENT AUDITORS. The Committee shall discuss with the management, director of internal audit and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the Committee shall discuss with management, the internal audit group and the independent auditors the Company's major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls, and the steps management has taken to monitor and control such exposures and manage legal compliance programs, among other considerations that may be relevant to their respective audits. The Committee shall review with management and the independent auditors the quality, adequacy and effectiveness of the Company's internal controls and management's annual internal control report, including any attestation of same by the independent auditors. The Committee shall review with the Chief Executive Officer and Chief Financial Officer and independent auditors, periodically, the following: (i) all material weaknesses and significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize, and report financial data; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and
(iii) any significant changes in internal control over financial reporting or other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

        E. PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES. The Committee shall approve guidelines for the retention of the independent auditors for any non-audit services and the fee for such services and shall determine procedures for the approval of audit and non-audit services in advance. The Committee shall, in accordance with such procedures, approve in advance any audit or non-audit service provided to the Company by the independent auditors, all as required by applicable law or listing standards. Approval of the audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee and the person(s) granting such approval shall report such approval to the Committee for its approval at the next scheduled meeting.

        F. REVIEW OF DISCLOSURE CONTROLS AND PROCEDURES. The Committee shall review with the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the General Counsel the Company's disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management's conclusions about the effectiveness of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

        G. REVIEW OF ANNUAL SEC FILINGS. The Committee shall review with management, the independent auditors and, if appropriate, the director of internal audit, the financial information to be included in the Company's Annual Report on Form 10-K, including the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations and Critical Accounting Policies, their judgment about the acceptability and quality of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements and the adequacy of internal control over financial reporting. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, the applicable law or listing standards. Based on such review and discussion, the Committee shall make a determination whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Form 10-K.

        H. REVIEW OF QUARTERLY SEC FILINGS AND OTHER COMMUNICATIONS. The Committee shall review and discuss with management, the independent auditors and, if appropriate, the director of internal audit, the quarterly financial information to be included in the Company's Quarterly Reports on Form 10-Q, including the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations and Critical Accounting Policies, the results of the independent auditors' review of the Company's quarterly financial information, and the adequacy of internal control over financial reporting, and shall discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The Committee shall also review the Company's earnings press releases and financial information and earnings guidance periodically provided to analysts and rating agencies (which may consist of a discussion of the types of information to be provided, including the use of any non-GAAP Financial Information, and types of presentation to be made) to the extent required by applicable law or listing standards.

        I. REVIEW OF CERTAIN MATTERS WITH INTERNAL AND INDEPENDENT AUDITORS. The Committee shall review periodically with management, the director of internal audit and independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures and any communications between the audit team and the independent auditors' national office with respect to auditing or accounting issues presented by the engagement. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements. In addition, the Committee should obtain from the independent auditors a statement regarding alternative treatments of financial information with GAAP that were discussed with management, the ramifications of the use thereof and the independent auditors' preferred treatment.

        J. CONSULTATION WITH INDEPENDENT AUDITORS. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit. Such review shall address any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, material adjustments to the financial statements recommended by the independent auditors and adjustments that were proposed but "passed" (as immaterial or otherwise).

        K. PREPARATION OF REPORT FOR PROXY STATEMENT. The Committee shall produce the report of the Committee that is required to be included in the Company's annual proxy statement, all in accordance with applicable rules and regulations.

        L. POLICIES FOR EMPLOYMENT OF FORMER AUDIT STAFF. The Committee shall approve guidelines for the Company's hiring of former employees of the independent auditors, which shall meet the requirements of applicable law and listing standards.

        M. ESTABLISHMENT OF "WHISTLEBLOWING" PROCEDURES. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        N. REVIEW OF LEGAL AND REGULATORY COMPLIANCE. The Committee shall periodically review with management, including the General Counsel, or outside counsel or the Committee considers appropriate and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company's financial statements, accounting or auditing matters or compliance with the Company's Business Conduct Guidelines. The Committee shall also meet periodically and separately with the General Counsel or outside counsel or the Committee considers appropriate to review legal matters (including status of pending litigation) that may have material impact on the Company and the Company's compliance with applicable law and listing standards, and the effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review and gain an understanding of the legal and compliance functions.

        O. CONFLICTS OF INTEREST, COMPLIANCE WITH BUSINESS CONDUCT GUIDELINES; GRANT OF WAIVERS. The Committee shall review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to the Company's Business Conduct Guidelines. In connection with these reviews, the Committee will meet, as deemed appropriate, with the General Counsel and other officers or employees of the Company. The Committee shall review and approve all "related party transactions" on an ongoing basis and all such transactions, if any, must be approved in advance by the Committee. The term "related party transaction" shall refer to transactions required to be disclosed pursuant to Item 404 of Regulation S-K. In addition, the Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

        P. ACCESS TO RECORDS, CONSULTANTS AND OTHERS. The Committee shall have full authority (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; (ii) to retain outside legal, accounting or other consultants to advise the Committee in its sole discretion; and (iii) to request any officer or employee of the Company, the Company's outside counsel, internal audit group or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee. The Committee shall be given the resources, and shall determine the funding requirements, for the payment of compensation to the independent auditors engaged for issuing an audit report or performing other audit, review or attest services for the Company, and any advisers employed by the Committee, and the payment of the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        Q. DELEGATION. To the extent permitted by applicable law and listing standards, the Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee, and the subcommittee shall make periodic reports to the Committee regarding such delegated responsibilities.

        R. OTHER DELEGATED RESPONSIBILITIES. The Committee shall also carry out such other duties as may be delegated to it by the Board of Directors from time to time.

IV.     MANAGEMENT AND INDEPENDENT AUDITOR RESPONSIBILITY

        In discharging its responsibilities, the Committee is not itself responsible for the planning or conduct of audits or for any determination that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles. Management has the responsibility for the financial statements and the independent auditors have the responsibility to audit such financial statements in accordance with generally accepted auditing standards. The Committee's responsibility is one of oversight. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such person or organization.